EXHIBIT 99.1

DTE Energy reports strong second quarter 2020 results;
continues progress in environmental goals

•DTE Gas joins DTE Electric in net zero emissions goal
•Brings state’s largest wind park online
•Partners with General Motors on Michigan’s largest renewable energy investment

DETROIT, July 28, 2020 – DTE Energy (NYSE:DTE) today reported second quarter 2020 earnings of $277 million, or $1.44 per diluted share, compared with $182 million, or $0.99 per diluted share in 2019.

Operating earnings for the second quarter 2020 were $295 million, or $1.53 per diluted share, compared with 2019 operating earnings of $183 million, or $0.99 per diluted share. Operating earnings exclude non-recurring items, certain mark-to-market adjustments and discontinued operations. Reconciliations of reported earnings to operating earnings are included at the end of this news release.

“During the first half of the year DTE responded swiftly to ensure our employees and customers were safe during the early months of the COVID-19 pandemic,” said Jerry Norcia, DTE Energy president and CEO. “I couldn’t be prouder of our employees’ efforts to meet the needs of our customers while at the same time focusing on keeping our company on track. As a result, we’re entering the second half of the year in great shape.”

Norcia also noted the following recent company accomplishments:

•Announced 2050 DTE Gas net zero goal: The unique and comprehensive plan reduces greenhouse gases by more than 6 million metric tons annually, the equivalent of removing 1.3 million gasoline-powered cars from the road. The plan is one of the first to address emission reductions both upstream with suppliers and with customers through emissions offset programs.

•Commenced operations at Michigan’s largest wind park; the first of four new wind parks coming online in 2020: New wind parks will increase clean energy generation capacity by more than 50% in 2020 and will offset 1.2 million metric tons of CO2 emissions annually.

•Partnered with General Motors on renewable energy investment: This investment delivers enough clean energy to supply GM’s Southeast Michigan facilities by 2023, including the Renaissance Center global headquarters in Detroit, the GM Global Technical Center in Warren, the Milford Proving Ground in Milford and two local assembly plants; Orion and Detroit-Hamtramck, as well as several smaller GM sites across Southeast Michigan.

•Provided bill relief to customers during peak summer usage months: $30 to $40 million in bill relief is being passed on to electric utility customers for June and July after leveraging efficiency and lower fuel prices to significantly reduce generation costs.

•Continued support of Michigan businesses: Invested over $1.1 billion with Michigan-based companies in the first half of this year, executing its commitment to the Pure Michigan Business Connect local supplier initiative. This includes approximately $550 million invested in the city of Detroit.

Outlook for 2020

“The solid financial results achieved during the first half of the year give us confidence in achieving our 2020 earnings guidance with a strong second quarter offsetting a challenging first quarter,” said David Ruud, DTE Energy senior vice president and CFO. “The results in the second quarter are driven by strong performance across all of our businesses, cost reductions and warmer than normal weather. This provides a solid foundation for delivering on our financial and operational goals for this year.”

Additionally, DTE is releasing its 2020 Environmental and Social Governance report highlighting the company’s commitment to creating and sustaining long-term value for all stakeholders.

This earnings announcement and presentation slides are available at dteenergy.com/investors.

The company will conduct a conference call to discuss earnings results at 9 a.m. ET. Investors, the news media and the public may listen to a live internet broadcast of the call at dteenergy.com/investors. The telephone dial-in numbers in the U.S. and Canada are toll free: (833) 968-2209 or international: (778) 560-2895. The passcode is 6173439. The webcast will be archived on the DTE website at dteenergy.com/investors. An audio replay of the call will be available from noon today to noon Wednesday, Aug. 26. To access the replay, dial U.S. and Canada toll free (800) 585-8367 or international toll (416) 621-4642 and enter the passcode 6173439.

About DTE Energy
DTE Energy (NYSE: DTE) is a Detroit-based diversified energy company involved in the development and management of energy-related businesses and services nationwide. Its operating units include an electric company serving 2.2 million customers in Southeast Michigan and a natural gas company serving 1.3 million customers in Michigan. The DTE portfolio includes energy businesses focused on power and industrial projects; renewable natural gas; natural gas pipelines, gathering and storage; and energy marketing and trading. As an environmental leader, DTE utility operations will reduce carbon dioxide and methane emissions by more than 80 percent by 2040 to produce cleaner energy while keeping it safe, reliable and affordable. DTE Electric and Gas aspire to achieve net zero carbon and greenhouse gas emissions by 2050. DTE is committed to serving with its energy through volunteerism, education and employment initiatives, philanthropy and economic progress. Information about DTE is available at dteenergy.com, empoweringmichigan.com, twitter.com/dte_energy and facebook.com.

Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

In this release, DTE Energy discusses 2020 operating earnings guidance. It is likely that certain items that impact the company's 2020 reported results will be excluded from operating results. Reconciliations to the comparable 2020 reported earnings guidance are not provided because it is not possible to provide a reliable forecast of specific line items (i.e. future non-recurring items, certain mark-to-market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings.

DTE Energy also discusses Adjusted EBITDA in its slide presentation. The reconciliation of net income to Adjusted EBITDA as projected for full-year 2020 is not provided. DTE Energy does not forecast net income as it cannot, without unreasonable efforts, estimate or predict with certainty the components of net income. These components, net of tax, may include, but are not limited to, impairments of assets and other charges, divesture costs, acquisition costs, or changes in accounting principles. All of these components could significantly impact such financial measures. At this time, DTE Energy is not able to estimate the aggregate impact, if any, of these items on future period reported earnings. Accordingly, DTE Energy is not able to provide a corresponding GAAP equivalent for Adjusted EBITDA and allocated debt.

The information contained herein is as of the date of this release. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this release as a result of new information or future events or developments. Words such as “anticipate,” “believe,” “expect,” “may,” “could,” “projected,” “aspiration,” “plans” and “goals” signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties. This release contains forward-looking statements about DTE Energy’s financial results and estimates of future prospects, and actual results may differ materially.
Many factors impact forward-looking statements including, but not limited to, the following: the duration and impact of the COVID-19 pandemic on DTE Energy and customers, impact of regulation by the EPA, the FERC, the MPSC, the NRC, and for DTE Energy, the CFTC and CARB, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; the operational failure of electric or gas distribution systems or infrastructure; impact of volatility of prices in the oil and gas markets on DTE Energy's gas storage and pipelines operations and the volatility in the short-term natural gas storage markets impacting third-party storage revenues related to DTE Energy; impact of volatility in prices in the international steel markets on DTE Energy's power and industrial projects operations; the risk of a major safety incident; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; the cost of protecting assets against, or damage due to, cyber incidents and terrorism; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; volatility in commodity markets, deviations in weather, and related risks impacting the results of DTE Energy's energy trading operations; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; advances in technology that produce power, store power or reduce power consumption; changes in the financial condition of significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; unplanned outages; employee relations and the impact of collective bargaining agreements; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; contract disputes, binding arbitration, litigation, and related appeals; and the risks discussed in the Registrants' public filings with the Securities and Exchange Commission.

For further information, members of the media may call:
Pete Ternes, DTE Energy, 313.235.5555

For further information, analysts may call:
Barbara Tuckfield, DTE Energy, 313.235.1018
John Dermody, DTE Energy, 313.235.8750

DTE Energy Company
Segment Net Income (Unaudited)

	Three Months Ended June 30,
	2020						2019
	Reported Earnings	Pre-tax Adjustments		Income Taxes(1)		Operating Earnings	Reported Earnings	Pre-tax Adjustments		Income Taxes(1)	Operating Earnings
	(In millions)
DTE Electric	$183	$35	A	$(9)		$219	$133	$(11)	E	$3	$134
		13	B	(3)				13	F	(4)

DTE Gas	1	11	A	(3)		11	8	(6)	E	2	4
		2	B	—				—		—

Non-utility operations
Gas Storage and Pipelines	70	—		—		70	50	—		—	50

Power and Industrial Projects	25	—		—		25	29	—		—	29

Energy Trading	(1)	8	C	(2)		5	(6)	5	C	(1)	(2)

Total Non-utility operations	94	8		(2)		100	73	5		(1)	77

Corporate and Other	(1)	—		(34)	D	(35)	(32)	—		—	(32)

Net Income Attributable to DTE Energy Company	$277	$69		$(51)		$295	$182	$1		$—	$183

(1) Excluding tax related adjustments, the amount of income taxes was calculated using a combined federal and state income tax rate of 26% and 25% for Utility and Non-utility operations, respectively, for the three months ended June 30, 2020 and June 30, 2019.

Adjustments key
A) MPSC disallowance of capital expenses previously recorded in 2018 and 2019 related to incentive compensation — recorded in Operating Expenses — Asset (gains) losses and impairments, net
B) Shift premiums and other incremental costs associated with the sequestration of employees critical to continued operations due to COVID-19 — recorded in Operating Expenses — Operating and maintenance

C) Certain adjustments resulting from derivatives being marked-to-market without revaluing the underlying non-derivative contracts and assets — recorded in Operating Expenses — Fuel, purchased power, and gas — non-utility

D) Reduction to Income Tax Expense resulting from carrying back 2018 net operating losses to 2013 pursuant to CARES Act.
E) MPSC approval of the deferral for the new customer billing system post-implementation expenses — recorded in Operating Expenses — Operation and maintenance
F) MPSC disallowance of power plant capital expenses — recorded in Operating Expenses — Asset (gains) losses and impairments, net

DTE Energy Company
Segment Diluted Earnings Per Share (Unaudited)(2)

	Three Months Ended June 30,
	2020						2019
	Reported Earnings	Pre-tax Adjustments		Income Taxes(1)		Operating Earnings	Reported Earnings	Pre-tax Adjustments		Income Taxes(1)	Operating Earnings

DTE Electric	$0.95	$0.18	A	$(0.05)		$1.13	$0.72	$(0.06)	E	$0.02	$0.73
		0.07	B	(0.02)				0.07	F	(0.02)

DTE Gas	—	0.06	A	(0.02)		0.05	0.04	(0.03)	E	0.01	0.02
		0.01	B	—				—		—

Non-utility operations
Gas Storage and Pipelines	0.37	—		—		0.37	0.27	—		—	0.27

Power and Industrial Projects	0.13	—		—		0.13	0.16	—		—	0.16

Energy Trading	—	0.05	C	(0.02)		0.03	(0.04)	0.02	C	(0.01)	(0.03)

Total Non-utility operations	0.50	0.05		(0.02)		0.53	0.39	0.02		(0.01)	0.40

Corporate and Other	(0.01)	—		(0.17)	D	(0.18)	(0.16)	—		—	(0.16)

Net Income Attributable to DTE Energy Company	$1.44	$0.37		$(0.28)		$1.53	$0.99	$—		$—	$0.99

(1) Excluding tax related adjustments, the amount of income taxes was calculated using a combined federal and state income tax rate of 26% and 25% for Utility and Non-utility operations, respectively, for the three months ended June 30, 2020 and June 30, 2019.

(2) Per share amounts are divided by Weighted Average Common Shares Outstanding — Diluted, as noted on the Consolidated Statements of Operations (Unaudited).

Adjustments key — see previous page

DTE Energy Company
Segment Net Income (Unaudited)

	Six Months Ended June 30,
	2020						2019
	Reported Earnings	Pre-tax Adjustments		Income Taxes(1)		Operating Earnings	Reported Earnings	Pre-tax Adjustments		Income Taxes(1)	Operating Earnings
	(In millions)
DTE Electric	$277	$35	A	$(9)		$313	$280	$(11)	E	$3	$281
		13	B	(3)				13	F	(4)

DTE Gas	122	11	A	(3)		132	159	(6)	E	2	155
		2	B	—				—		—

Non-utility operations
Gas Storage and Pipelines	142	—		—		142	98	—		—	98

Power and Industrial Projects	55	—		—		55	55	—		—	55

Energy Trading	33	(18)	C	4		19	26	(31)	C	8	3

Total Non-utility operations	230	(18)		4		216	179	(31)		8	156

Corporate and Other	(12)	—		(34)	D	(46)	(35)	—		—	(35)

Net Income Attributable to DTE Energy Company	$617	$43		$(45)		$615	$583	$(35)		$9	$557

(1) Excluding tax related adjustments, the amount of income taxes was calculated using a combined federal and state income tax rate of 26% and 25% for Utility and Non-utility operations, respectively, for the six months ended June 30, 2020 and June 30, 2019.

Adjustments key
A) MPSC disallowance of capital expenses previously recorded in 2018 and 2019 related to incentive compensation — recorded in Operating Expenses — Asset (gains) losses and impairments, net
B) Shift premiums and other incremental costs associated with the sequestration of employees critical to continued operations due to COVID-19 — recorded in Operating Expenses — Operating and maintenance

C) Certain adjustments resulting from derivatives being marked-to-market without revaluing the underlying non-derivative contracts and assets — recorded in Operating Expenses — Fuel, purchased power, and gas — non-utility

D) Reduction to Income Tax Expense resulting from carrying back 2018 net operating losses to 2013 pursuant to CARES Act.
E) MPSC approval of the deferral for the new customer billing system post-implementation expenses — recorded in Operating Expenses — Operation and maintenance
F) MPSC disallowance of power plant capital expenses — recorded in Operating Expenses — Asset (gains) losses and impairments, net

DTE Energy Company
Segment Diluted Earnings Per Share (Unaudited)(2)

	Six Months Ended June 30,
	2020						2019
	Reported Earnings	Pre-tax Adjustments		Income Taxes(1)		Operating Earnings	Reported Earnings	Pre-tax Adjustments		Income Taxes(1)	Operating Earnings

DTE Electric	$1.44	$0.18	A	$(0.05)		$1.62	$1.53	$(0.06)	E	$0.02	$1.54
		0.07	B	(0.02)				0.07	F	(0.02)

DTE Gas	0.63	0.06	A	(0.02)		0.68	0.87	(0.03)	E	0.01	0.85
		0.01	B	—				—		—

Non-utility operations
Gas Storage and Pipelines	0.74	—		—		0.74	0.53	—		—	0.53

Power and Industrial Projects	0.29	—		—		0.29	0.30	—		—	0.30

Energy Trading	0.17	(0.09)	C	0.02		0.10	0.14	(0.17)	C	0.04	0.01

Total Non-utility operations	1.20	(0.09)		0.02		1.13	0.97	(0.17)		0.04	0.84

Corporate and Other	(0.07)	—		(0.17)	D	(0.24)	(0.19)	—		—	(0.19)

Net Income Attributable to DTE Energy Company	$3.20	$0.23		$(0.24)		$3.19	$3.18	$(0.19)		$0.05	$3.04

(1) Excluding tax related adjustments, the amount of income taxes was calculated using a combined federal and state income tax rate of 26% and 25% for Utility and Non-utility operations, respectively, for the six months ended June 30, 2020 and June 30, 2019.

(2) Per share amounts are divided by Weighted Average Common Shares Outstanding — Diluted, as noted on the Consolidated Statements of Operations (Unaudited).

Adjustments key — see previous page